Invesco-SLO-SAI-SUP-1

Statement of Additional Information Supplement dated March 1, 2019

Invesco Senior Loan Fund

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, Class C, Class Y, Class IB and Class IC shares of Invesco Senior Loan Fund (the “Fund”).

Effective March 1, 2019, the Board of Trustees (the “Board”) appointed Anthony J. LaCava, Jr. as a trustee of the Fund. The following information is added under “Trustees and Officers – Board of Trustees – Independent Trustees” in the Statement of Additional Information for the Fund.

“Anthony J. LaCava, Jr., Trustee

Anthony J. LaCava, Jr. currently serves as a member of the board of directors and as a member of the audit committee of Blue Hills Bank, a publicly traded financial institution.

Mr. LaCava retired after a 37-year career with KPMG LLP (“KPMG”) where he served as senior partner for a wide range of firm clients across the retail, financial services, consumer markets, real estate, manufacturing, health care and technology industries. From 2005 to 2013, Mr. LaCava served as a member of the board of directors of KPMG and chair of the board’s audit and finance committee and nominating committee. He also previously served as Regional Managing Partner from 2009 through 2012 and Managing Partner of KPMG’s New England practice.

Mr. LaCava currently serves as Chairman of the Business Advisory Council of Bentley University and as a member of American College of Corporate Directors and Board Leaders, Inc.

The Board believes that Mr. LaCava’s experience in audit and financial services will benefit the Fund.”

The following information is added to the table under “Trustees and Officers — Independent Trustees” in the Statement of Additional Information for the Fund.

Name, Year of Birth and Address(1) of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Invesco Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
“Anthony J. LaCava, Jr. –1956	Trustee	2019	Director, Blue Hills Bank (publicly traded financial institution). Formerly: Managing Partner, KPMG LLP.	158	Chairman of the Audit Committee, Blue Hills Bank; Chairman of the Business Advisory Council, Bentley University; Chairman of the Audit and Finance Committee and Nominating Committee, KPMG LLP.”

Invesco-SLO-SAI-SUP-1